SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  November 20, 2001

(Date of earliest event reported)

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Algonquin Road, Elk Grove Township, Illinois	60007
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (847) 700-4000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description

      99.1      Press release dated November 19, 2001 issued by United Air Lines, Inc.

      99.2      Press release dated November 19, 2001 issued by the National Mediation Board

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Francesca M. Maher
Name:	Francesca M. Maher
Title:	Senior Vice President,
General Counsel and
Secretary

Dated:  November 20, 2001